Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

Note 3. Discontinued Operations

Summarized Results of Discontinued Operations

	2011	2010	2009
	(Millions)
Revenues	$118	$115	$113

Loss from discontinued operations before impairments, gain on sale and income taxes	$(15)	$(41)	$(52)
Impairments	(209)	(503)	(15)
Benefit for income taxes	82	198	25

Loss from discontinued operations	$(142)	$(346)	$(42)

Impairments reflect write-downs to estimates of fair value less costs to sell the assets of our holdings in the Barnett Shale and the Arkoma Basin. Impairment charges on our Fort Worth (Barnett Shale) properties were $180 million, $503 million and $15 million in 2011, 2010 and 2009, respectively. Impairment charges in Arkoma were $29 million in 2011. These were based on nonrecurring fair value measurements, which fall within Level 3 of the fair value hierarchy, utilized a probability-weighted discounted cash flow analysis that was based on internal cash flow models.

The assets of our discontinued operations are approximately 3 percent and 4 percent of our total assets as of December 31, 2011 and 2010, and are reported in other current assets and other noncurrent assets, respectively, on our Consolidated Balance Sheet. Liabilities of our discontinued operations are less than one percent of total liabilities for the same periods and are reported in accrued and other current liabilities and other noncurrent liabilities, respectively.